Exhibit 10.15

解除协议

Termination Agreement

甲方：股东

Party A: Shareholder（股东）

身份证号码：

ID card No:

乙方：北京量画科技有限公司

Party B: Beijing Lianghua Technology Co., Limited

地址：北京市顺义区中关村科技园区顺义园临空二路1号

Address: No.1 Linkong Er Road, Zhongguan Science and Technology Park, Shunyi District, Beijing City, China

丙方：有家有保（北京）科技有限公司

Party C: Youjiayoubao (Beijing) Technology Limited

地址：北京市顺义区中关村科技园区顺义园临空二路1号

Address: No.1 Linkong Er Road, Zhongguan Science and Technology Park, Shunyi District, Beijing City, China

鉴于：

Whereas:

甲方已在乙方的通知下，将甲方在丙方的股份全部转让给乙方，各方协议如下：

Party A has transferred all of Party A's shares in Party C to Party B upon Party B's notice, and all parties agree as follows.

1、各方于 年 月 日签订的《股东表决权委托协议》、《股权处分协议》、《股权质押协议》，因甲方已经完成自己的义务，各方确定签订本协议之日起终止。

1. The Shareholder Voting Proxy Agreement, Exclusive Call Option Agreement and Equity Pledge Agreement signed by the parties on [date] shall be terminated from the date when the parties determine to sign this Agreement because Party A has completed its obligations.

2、各方对合同期内的权利义务无异议，亦无纠纷。

2. All parties have no objection or any disputes over the rights and obligations during the contract period.

3、本协议自双方签署盖章之日起生效。

3. This Agreement shall come into force upon being signed or sealed by both parties.

4、本协议以中文为准， 如中英文有异议的，以中文为准。

4. This Agreement shall prevail in Chinese. If there is any objection in Chinese and English, the Chinese language shall prevail.

甲方：	时间：
Party A:	Date:

乙方：	时间：
Party B:	Date:

丙方：	时间：
Party C:	Date: